UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant /x/

Filed by a Party other than the Registrant /_/

Check the appropriate box:
/_/   Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/   Definitive Proxy Statement
/_/   Definitive Additional Materials
/_/   Soliciting Material Pursuant to ss.240.14a-12

                           Paragon Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.
     1)  Title of each class of securities to which transaction applies:
                                                                        --------
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
                                                                     -----------
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                   -------------
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
                                                         -----------------------
         -----------------------------------------------------------------------
     5)  Total fee paid:
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         -----------------------------------------------------------------------

/_/  Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
                                ------------------------------------------------
     2)  Form Schedule or Registration Statement No.:
                                                     ---------------------------
     3)  Filing Party:
                      ----------------------------------------------------------
     4)  Date Filed:
                    ------------------------------------------------------------

                        [PARAGON TECHNOLOGIES, INC. LOGO]


                           PARAGON TECHNOLOGIES, INC.
                  600 Kuebler Road, Easton, Pennsylvania 18040
                            Telephone (610) 252-3205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 8, 2008


     The Annual Meeting of Stockholders of Paragon Technologies, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 600 Kuebler Road, Easton, PA 18040 on August 8, 2008, at 9:30 a.m., local time, for the following purposes:

     1. To elect five directors to the Board of Directors; and

     2. To transact such other business as may properly come before the meeting or at any adjournments thereof.

     Only stockholders of record as of the close of business on June 20, 2008 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof. A list of stockholders of the Company entitled to vote at the meeting will be available for inspection by a stockholder at the Annual Meeting and during normal business hours at the Company's corporate offices during the ten-day period immediately prior to the Annual Meeting.












     IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.







July 3, 2008                                                  RONALD J. SEMANICK
Easton, Pennsylvania                                                   Secretary

                        [PARAGON TECHNOLOGIES, INC. LOGO]

                           PARAGON TECHNOLOGIES, INC.
                  600 Kuebler Road, Easton, Pennsylvania 18040


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 8, 2008


     This Proxy Statement and the accompanying form of proxy are being mailed on or about July 3, 2008 to the stockholders of Paragon Technologies, Inc. (the "Company"). They are being furnished in connection with the solicitation by the Board of Directors of proxies to be voted at the 2008 Annual Meeting of Stockholders to be held at the offices of the Company, 600 Kuebler Road, Easton, PA 18040 on August 8, 2008, 9:30 a.m., local time, and at any adjournments thereof. The cost of such solicitation will be borne by the Company.

     Only the holders of record of the outstanding shares of common stock of the Company on June 20, 2008 will be entitled to vote at the Annual Meeting. A stockholder giving a proxy may revoke it at any time by giving written notice of such revocation to the Secretary of the Company before it is exercised. A proxy may also be revoked by executing a later proxy or by attending the Annual Meeting and voting in person, provided written notice of such actions are given to the Corporate Secretary of the Company before the proxy is exercised.

     At the close of business as of the above record date, there were outstanding and entitled to vote 2,670,244 shares of the Company's common stock. Each holder of shares entitled to vote has the right to one vote for each share standing in the holder's name on the books of the Company.

     The shares represented by each properly executed proxy will be voted in the manner specified by the stockholder. If instructions are not given, the shares will be voted by the persons named in the accompanying proxy for the election of directors as specified below, and in their discretion on any other matters properly coming before the meeting.

     Under Delaware law and the Company's Bylaws, the presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast will constitute a quorum for the purposes of the Annual Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining the presence of a quorum. Directors are elected by a plurality of the votes cast at the meeting. Accordingly, directions to withhold authority, abstentions, and broker non-votes will have no effect on the outcome of the vote for the election of directors.



July 3, 2008

                              QUESTIONS AND ANSWERS
                            ABOUT THE ANNUAL MEETING


Why am I receiving this proxy statement and proxy card?
     You are receiving a proxy statement and proxy card because you own shares of our common stock. This proxy statement and proxy card relates to the Company's 2008 Annual Meeting of Stockholders to be held on August 8, 2008 and at any adjournment of that meeting. This proxy statement describes the matters on which we would like you, as a stockholder, to vote. It also gives you information on these matters so that you can make an informed decision.

What information is contained in this proxy statement?
     The information included in this proxy statement relates to the election of five members of the Board of Directors to be voted on at the Annual Meeting, procedures for voting at the Annual Meeting, and other information required by federal securities laws.

Who is soliciting my proxy?
     The Board of Directors is soliciting your proxy for use at the Annual Meeting.

What am I voting on?
     You are voting for the election of five members of the Board of Directors and any other matter brought before the meeting in accordance with law and our bylaws.

Who is entitled to vote?
     Holders of shares of common stock outstanding on the Company's books at the close of business on June 20, 2008, the record date for the Annual Meeting, may vote. There were 2,670,244 shares of common stock outstanding at that time.

How many votes do I have?
     You have one vote for each share of common stock you hold as of the record date for the Annual Meeting.

What vote is required to elect directors?
     The Board of Directors are elected by a plurality of votes, which means that the five nominees receiving the highest number of votes will serve as members of the Board of Directors until their successors have been elected and qualified.

Can I make a nomination?
     You cannot make a nomination for this Annual Meeting of Stockholders. Nominations of directors which are intended to be presented at the 2009 Annual Stockholders' Meeting must be received by the Company no later than March 6, 2009, in order to be included in the 2009 proxy materials.

     With respect to nominations of directors not included in the Company's proxy statement, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Bylaws (the "Bylaw Deadline"). Under the Company's Bylaws, in order to be deemed properly presented, notice must be delivered to the Secretary of the Company at the principal executive offices of the Company no less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's Annual Meeting. If the date of next year's Annual Meeting is earlier than July 9, 2009 or later than October 7, 2009, however, your written notice of intent must be delivered between the 120th day before next year's Annual Meeting and the later of the 90th day before next year's Annual Meeting, or the 10th day after the Company's first public announcement of next year's Annual Meeting date. The stockholder's notice must set forth the information required by the Bylaws.

                              QUESTIONS AND ANSWERS
                            ABOUT THE ANNUAL MEETING
                                   (Continued)


     The Nominating Committee will consider nominees for election to the Board that are timely recommended by stockholders provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of Chairman, Nominating Committee, at the Company's address at Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040, and should not include self-nominations.

     Section 2.1.2 of the Company's Bylaws contains provisions setting forth the requirements applicable to a stockholder nomination for director. These requirements are summarized in this Proxy Statement under the caption "2009 Stockholder Proposals."

How do I vote?
     After carefully reading and considering the information contained in this proxy statement, you may cast your vote in one of the following ways:
       o by completing the accompanying proxy card and returning it in the enclosed envelope; or
       o  by appearing and voting in person at the Annual Meeting.
     If your shares are held in "street name," which means that your shares are held in the name of a bank, broker, or other financial institution instead of in your own name, you must either direct the financial institution as to how to vote your shares or obtain a proxy from the financial institution to vote at the Annual Meeting.

What if I don't indicate my voting choices?
     If the Company receives your proxy in time to permit its use at the Annual Meeting, your shares will be voted in accordance with the instructions you indicate. If you do not indicate instructions and have not indicated otherwise, your shares will be voted as recommended by Paragon's Board of Directors. More particularly, your shares will be voted FOR the election of the director nominees listed in this proxy statement.

How does discretionary voting apply?
     The Company is not aware of any matter that will be properly presented for consideration at the Annual Meeting other than what is described in this proxy statement. If another matter is properly presented, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy.

May I change my vote?
     After mailing in your proxy, you may change your vote by following any of these procedures. If you are a stockholder "of record," meaning that the shares you own are registered in your name as of June 20, 2008, then to revoke your proxy, you must do one of the following before the vote is taken at the Annual
Meeting:
       o send written notice revoking your proxy to the Corporate Secretary at Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040; or
       o  sign and return a proxy with a later date.
     If you are not a holder of record but you are a "beneficial holder," meaning that your shares are registered in another name (for example, in "street name"), you must follow the procedures required by the holder of record, which is usually a brokerage firm, bank, or other financial institution, to revoke a proxy. You should contact the holder of record directly for more information on these procedures. In any event, you may not change your vote or revoke your proxy after the vote is taken at the Annual Meeting.

                              QUESTIONS AND ANSWERS
                            ABOUT THE ANNUAL MEETING
                                   (Continued)


     If you are not a holder of record but you are a "beneficial holder," meaning that your shares are registered in another name (for example, in "street name"), you must follow the procedures required by the holder of record, which is usually a brokerage firm, bank, or other financial institution, to revoke a proxy. You should contact the holder of record directly for more information on these procedures. In any event, you may not change your vote or revoke your proxy after the vote is taken at the Annual Meeting.

How do I vote in person?
     If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot when you arrive. If your shares are held in "street name," you must bring a letter from the brokerage firm or bank showing that you were the beneficial owner of the shares on June 20, 2008, the record date for determining which of our stockholders are entitled to notice of, and to vote at, the Annual Meeting, in order to vote at the Annual Meeting. In addition, if you want to vote your shares that are held in street name, you must obtain a "legal proxy" from the holder of record and present it at the Annual Meeting.

How does the Board of Directors recommend that I vote?
     The Board of Directors recommends that you vote "FOR" each of the director nominees.

What does it mean if I receive more than one set of proxy materials?
     Receiving multiple sets of proxy soliciting materials generally means that your shares are registered in different ways or are held in more than one account. Please respond to all of the proxy requests to ensure that all your shares are voted.

What constitutes a quorum at the Annual Meeting?
     A majority of the outstanding shares entitled to vote on a matter, whether present in person or by proxy, constitutes a quorum for consideration of that matter at the Annual Meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count towards the quorum if you give us your proxy by signing, dating, and returning a proxy form. As a result, it is important that you return your proxy.

Who counts the votes?
     Representatives of our Transfer Agent, American Stock Transfer and Trust Company, will tabulate the votes.

Who pays the costs of soliciting proxies?
     The Company will pay all the costs of soliciting management proxies. Brokerage firms, custodians, nominees, fiduciaries, and other intermediaries are being asked to forward the proxy soliciting materials to beneficial owners of the Company's common stock and to obtain their authority to give proxies. The Company will reimburse these intermediaries for their reasonable expenses upon request. Alternatively, the Company may engage a proxy solicitation firm to distribute the proxy soliciting materials. If applicable, the Company will compensate such proxy soliciting firm for all fees and costs associated with its distribution of the proxy soliciting materials.

     In addition to mailing proxy soliciting materials, the Company's directors, officers, and regular employees may solicit proxies personally, by telephone, or by other means. They will not receive additional compensation for these services, other than normal overtime pay, if applicable. Representatives of the Company's transfer agent may also solicit proxies.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of June 20, 2008 (unless otherwise noted) regarding the ownership of common stock (i) by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding common stock, (ii) by each director or nominee for election as a director of the Company, (iii) by the executive officers of the Company named in the Summary Compensation Table (included elsewhere in this Proxy Statement), and (iv) by all current executive officers and directors of the Company as a group. Unless otherwise stated, the beneficial owners exercise sole voting and/or investment power over their shares.

                                                                Amount and      Right to Acquire
                                                                Nature of        Under Options
                             Name and Address of                Beneficial        Exercisable       Percent of
  Title of Class             Beneficial Owner (1)               Ownership        Within 60 Days      Class (2)
----------------------- ------------------------------------------------------ ------------------- -------------
Common Stock,           Emerald Advisers, Inc. (3)                217,590                  -            8.1
 Par Value              1703 Oregon Pike
 $1.00 Per Share        Suite 101
                        Lancaster, PA  17601


Common Stock,           L. Jack Bradt (4)                         170,324                  -            6.4%
 Par Value              580 Riverwoods Way
 $1.00 Per Share        Bethlehem, PA  18018

Common Stock,           Ronald J. Izewski (5)                       1,000                  -             *
 Par Value
 $1.00 Per Share

Common Stock,           Theodore W. Myers (6)                      26,200                  -             *
 Par Value
 $1.00 Per Share

Common Stock,           Robert J. Schwartz (5)                     85,019                  -            3.2%
 Par Value
 $1.00 Per Share

Common Stock,           Samuel L. Torrence                          6,000                  -             *
 Par Value
 $1.00 Per Share

Common Stock,           Leonard S. Yurkovic                        19,000                  -             *
 Par Value
 $1.00 Per Share

Common Stock,           Ronald J. Semanick (7)                     17,370              1,250             *
 Par Value
 $1.00 Per Share

Common Stock,           William J. Casey (7)                        2,500              1,250             *
 Par Value
 $1.00 Per Share

Common Stock,           John F. Lehr (7)                            2,500              1,250             *
 Par Value
 $1.00 Per Share

Common Stock,           All current directors and
 Par Value                 executive officers as a group
 $1.00 Per Share           (8 persons) (6) (7)                    159,589              3,750            6.1%

--------------------------------------
*Represents less than 1%.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS
                                   (Continued)


(1) Unless otherwise indicated, the address for each stockholder listed on the table is c/o Paragon Technologies, Inc., 600 Kuebler Road, Easton, Pennsylvania 18040.

(2) The percentage for each individual, entity or group is based on the aggregate number of shares outstanding as of June 20, 2008 (2,670,244) and all shares issuable upon the exercise of outstanding stock options held by each individual or group that are presently exercisable or exercisable within 60 days after June 20, 2008.

(3)  This information is presented in reliance on information disclosed in a
     Schedule 13G/A filed with the Securities and Exchange Commission on February 1, 2008.

(4) Includes 51,262 shares held by members of Mr. Bradt's immediate family. Mr. Bradt disclaims beneficial ownership of such shares. Mr. Bradt has 161,000 shares pledged as security for loans. Mr. Bradt retired from the Company's Board of Directors in August 2007.

(5) Messrs. Izewski and Schwartz were elected to the Board of Directors of the Company, effective April 18, 2008.

(6) Includes 2,800 shares held by members of Mr. Myers' immediate family. Mr. Myers disclaims beneficial ownership of such shares.

(7) Includes nonvested shares awarded on March 8, 2006 under the Company's 1997 Equity Compensation Plan to Messrs. Semanick (2,500 shares), Casey (2,500 shares), and Lehr (2,500 shares). The nonvested stock grants vest on March 8, 2010, the four-year anniversary of the date of grant.

                              ELECTION OF DIRECTORS


     During 2007, the Board of Directors adopted the following policy with respect to directors standing for election: All members of the Board of Directors shall retire upon attaining seventy-five (75) years of age. The resignation of a member of the Board of Directors shall take effect at the expiration of said individual's then current term of office.

     At the meeting, five nominees will stand for election as directors of the Company to hold office for a period of one year or until their successors have been elected and qualified.

     If the enclosed proxy is duly executed and received in time for the meeting, the persons named therein will vote the shares represented thereby for the five persons nominated for election as directors unless authority is withheld.

     If any nominee should refuse or be unable to serve, the proxy will be voted for such other person as shall be designated by the Board of Directors. Management has no knowledge that any of the nominees will refuse or be unable to serve.

     Information concerning the nominees for election as directors is set forth below:

              Name, Other Positions or Offices With The Company                  Director       Age
                 and Principal Occupation for Past Five Years                      Since
   -------------------------------------------------------------------------    ------------   -------
   Ronald J. Izewski.......................................................        2008          51

   Ronald J. Izewski currently serves as the Senior Vice President ("SVP") and Chief Financial Officer ("CFO") of Just Born, Inc., a privately owned confectionery manufacturer of jellybeans, marshmallows, and other candy products. Mr. Izewski joined Just Born in 1995 as Vice President of the
      Finance Division, assumed the role of CFO in 2002, and was promoted to SVP/CFO in 2007. From 1984 to 1995, Mr. Izewski held several financial leadership positions, including Vice President and General Manager of the Donruss Trading Cards Division, at the Leaf Candy Company. From 1978 to
      1984, Mr. Izewski was an Audit Supervisor in the Chicago, Illinois office of Coopers & Lybrand, a public accounting firm.


   Theodore W. Myers.......................................................        2002          64

   Theodore W. Myers is the Chairman of the Board of the Company, a position he has held since June 2002. Mr. Myers retired from Tucker
      Anthony Sutro, an investment banking firm, where he was First Vice
      President and Branch Manager of the Phillipsburg, New Jersey satellite office, where he served from 1991 to 2000.


   Robert J. Schwartz......................................................        2008          70

   Robert J. Schwartz is the founder and President of Land Equity Inc., a real estate firm located in Lebanon, New Jersey. For over 30 years, Land Equity Inc. has specialized in commercial and industrial land sales. Mr. Schwartz began his career in real estate in 1967 and has established his company in key markets of Massachusetts, New
      Jersey, Pennsylvania, and Maryland.



                                       7



              Name, Other Positions or Offices With The Company                  Director       Age
                 and Principal Occupation for Past Five Years                      Since
   -------------------------------------------------------------------------    ------------   -------

   Samuel L. Torrence......................................................        2007          57

   Samuel L. Torrence  retired as President of Just Born,  Inc. on June 30,
      2008, a position he held since 2005. Just Born is a privately owned confectionery manufacturer of jellybeans, marshmallows, and other candy products. Mr. Torrence joined Just Born in 2002 as Executive Vice
      President. From 1993 to 2001, Mr. Torrence held several executive-level positions, including Executive Vice President of Human Resources and
      Administration, Executive Vice President of Administration & Parts
      Operations, Senior Vice President of Total Quality Management, and Vice
      President of Human Resources and Total Quality Management, at Mack Trucks,
      Inc., a manufacturer of heavy- and medium-duty trucks for use in a variety of industries.


   Leonard S. Yurkovic.....................................................        2002          70

   Leonard S.  Yurkovic  returned  to the Company as Acting CEO on March 1,
      2007. Mr. Yurkovic started with the Company in 1979 as Vice President -
      Finance. Throughout the 1980s, Mr. Yurkovic was appointed to several executive-level positions at the Company, having been named President and Chief Operating Officer in 1985, Managing Director of European Operations in 1987, and then President and CEO in 1988. Mr. Yurkovic initially retired from the Company as CEO and a member of the Board of Directors in 1999. Mr. Yurkovic returned to the Company as President and CEO in October
      2003 and retired from the Company as President and CEO on December 31, 2005.



       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
                   FIVE NOMINEES AS DIRECTORS OF THE COMPANY.

                         ------------------------------

                    ADDITIONAL INFORMATION CONCERNING CERTAIN
                            DIRECTORS AND COMMITTEES


     The Board of Directors performs certain of its functions through committees. Set forth below is description of the functions of those committees and the members of the Board serving on such committees.

     There are three standing committees of the Board of Directors: the Audit Committee, the Compensation Committee, and the Nominating Committee. The following table lists the current members of each committee:

--------------------------------------------------------------------------------------------------
        Audit                          Compensation                      Nominating
      Committee                          Committee                        Committee
--------------------------------------------------------------------------------------------------
Ronald J. Izewski (Chair)          Samuel L. Torrence (Chair)        Theodore W. Myers (Chair)
Theodore W. Myers                  Theodore W. Myers                 Samuel L. Torrence
Robert J. Schwartz                 Robert J. Schwartz
--------------------------------------------------------------------------------------------------

Audit Committee
---------------
     The Audit Committee has adopted a formal written Charter that has been approved by the Board. The Charter specifies the scope of the Audit Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the Charter is attached as Appendix C to this Proxy Statement.

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public, the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established, and the Company's accounting and financial reporting processes generally. Consistent with this function, the Audit Committee encourages continuous improvement of, and fosters adherence to the Company's policies, procedures, and practices at all levels. The Audit Committee's primary duties and responsibilities are to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, review and appraise the audit efforts of the Company's independent registered public accountants, and provide an open avenue of communication among the independent registered public accountants, financial and senior management, and the Board of Directors. The Audit Committee approves the engagement of the independent registered public accountants and also approves the scope of the annual audit and any non-audit services provided by such independent registered public accountants. It reviews with the independent registered public accountants the results of the review of the quarterly financial statements, the annual audit, and the year-end financial statements.

     During the fiscal year ended December 31, 2007, the Audit Committee was comprised of Mr. Schweiger, Chairman, and Messrs. Blyskal, Bradt, and Myers. Mr. Blyskal became a member of the Audit Committee in March 2007. Mr. Bradt, a former director of the Company, served on the Audit Committee until his retirement in August 2007. Messrs. Blyskal and Schweiger served on the Audit Committee until their resignations from the Board of Directors in April 2008, at which time Messrs. Izewski and Schwartz became members of the Audit Committee. The current members of the Audit Committee are Mr. Izewski, Chairman, and Messrs. Myers and Schwartz. Each of the members of the Audit Committee is considered "independent" within the meaning of the rules of the American Stock Exchange and the Securities and Exchange Commission. The Board of Directors has further determined that all of the Audit Committee members are "financially literate," and that based on Mr. Izewski's education and qualifications as a certified public accountant, his experience as a chief financial officer and audit supervisor, and his professional experience, Mr. Izewski is an "audit committee financial expert" within the meaning of the rules of the Securities and Exchange Commission and, therefore, Mr. Izewski qualifies as a financially sophisticated audit committee member within the meaning of the rules of the American Stock Exchange. No member of the Audit Committee simultaneously serves on the audit committees of more than three public companies.

Compensation Committee
----------------------
     The Compensation Committee has adopted a formal written Charter that has been approved by the Board. The Charter specifies the scope of the Compensation Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the Charter is attached as Appendix A to this Proxy Statement. The Compensation Committee reviews and recommends to the Board of Directors matters with respect to the remuneration arrangements for officers and directors of the Company including salaries and other direct compensation, restricted and nonvested stock grants, and incentive stock option awards. During the fiscal year ended December 31, 2007, the Compensation Committee was comprised of Mr. Torrence, Chairman, and Messrs. Bradt, Myers, and Schweiger. Mr. Torrence became a member of the Compensation Committee in March 2007 and Chairman of the Compensation Committee in August 2007. Mr. Schweiger served as
Chairman of the Compensation Committee until August 2007, at which time Mr. Torrence became Chairman of the Compensation Committee. Mr. Bradt, a former director of the Company, served on the Compensation Committee until his retirement in August 2007. Mr. Schweiger served on the Compensation Committee until his resignation from the Board of Directors in April 2008, at which time Mr. Schwartz became a member of the Compensation Committee. The current members of the Compensation Committee are Mr. Torrence, Chairman, and Messrs. Myers and Schwartz.

Committee on Strategic Alternatives
-----------------------------------
     The Board of Directors disbanded the Committee on Strategic Alternatives in August 2007. The Board decided that given its current size and composition, a separate committee was no longer appropriate to assess alternative uses of capital and study strategic alternatives to enhance stockholder value. Rather, the entire Board would work together to provide an expanded and ongoing effort to enhance stockholder value. The members of the Committee on Strategic Alternatives during the year ended December 31, 2007 were Mr. Myers, Chairman, and Messrs. Blyskal, Bradt, Schweiger, and Yurkovic. Mr. Blyskal became a member of the Committee on Strategic Alternatives in March 2007. Mr. Bradt, a former director of the Company, served on the Committee on Strategic Alternatives until his retirement in August 2007.

     The Company is currently exploring various business strategies designed to enhance the value of the Company's assets for its stockholders. The Company is continuing to evaluate and actively explore a range of possible options, including transactions intended to provide liquidity and maximize stockholder value, and consideration of the acquisition of complementary assets and/or businesses. The Company may not be able to effect any of these strategic options.

Nominating Committee
--------------------
     The Nominating Committee has adopted a formal written Charter that has been approved by the Board. The Charter specifies the scope of the Nominating Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the Charter is available on the Company's website, www.ptgamex.com, and is also attached as Appendix B to this Proxy Statement. During the fiscal year ended December 31, 2007, the Nominating Committee was comprised of Mr. Myers, Chairman, and Messrs. Bradt and Schweiger. Mr. Bradt, a former director of the Company, served on the Nominating Committee until his retirement in August 2007. Mr. Schweiger served on the Nominating Committee until his resignation from the Board of Directors in April 2008, at which time Mr. Torrence became a member of the Nominating Committee. The current members of the Nominating Committee are Mr. Myers, Chairman, and Mr. Torrence, each of whom is independent, as that term is defined in the listing standards of the American Stock Exchange.

     The Nominating Committee functions include establishing the criteria for recommending candidates to the Board for nomination; actively seeking candidates who meet those criteria; and making recommendations to the Board of nominees to fill vacancies on, or as additions to, the Board.

     The Nominating Committee has not established specific, minimum qualification standards for nominees to the Board. From time to time, the Nominating Committee may identify certain skills or attributes (e.g., material handling industry experience, technology/ information/data systems experience, financial experience, sales and marketing experience, independence, character, leadership) as being particularly desirable for specific director nominees.

     In the case of potential independent director candidates, such eligibility criteria shall be in accordance with Securities and Exchange Commission and American Stock Exchange rules.

     The Nominating Committee will conduct an annual assessment of the composition of the Board and its committees and review with the Board the appropriate skills and characteristics required of Board members. The Nominating Committee may, in the future, rely upon third-party search firms to identify Board candidates. The Nominating Committee also expects to rely upon recommendations from a wide variety of its business contacts, including current executive officers, directors, community leaders, and stockholders as a source for potential board candidates.

     The Nominating Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm, fees, and other retention terms. The Nominating Committee has not engaged, or paid any fees to, a search firm in connection with the nomination of any of the directors for election at the Annual Meeting of Stockholders covered by this Proxy Statement; however, during 2006, the Nominating Committee engaged HFC Executive Search, a third party search firm to identify potential Board candidates to be considered for election to the Board. With the assistance of HFC Executive Search in identifying viable candidates to serve as directors of the Company and based on the recommendation of the Nominating Committee, Messrs. Blyskal and Torrence were elected to the Board of Directors of the Company, effective February 1, 2007. Fees paid to HFC Executive Search for professional services rendered during the year ended December 31, 2006 in connection with identifying viable Board candidates totaled approximately $56,000.

     The Nominating Committee will consider nominees for election to the Board that are timely recommended by stockholders provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of Chairman, Nominating Committee, at the Company's address at Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040, and should not include self-nominations.

     Section 2.1.2 of the Company's Bylaws contains provisions setting forth the requirements applicable to a stockholder nomination for director. These requirements are summarized in this Proxy Statement under the caption "2009 Stockholder Proposals."

     Each of the current nominees for director listed under the caption "ELECTION OF DIRECTORS" is an existing director standing for re-election. In connection with the 2008 Annual Meeting of Stockholders, the Nominating Committee did not receive any recommendation for a candidate from any stockholder or group of stockholders owning more than 5% of the Company's common stock.

                         ------------------------------

     There were six meetings of the Audit Committee, three meetings of the Compensation Committee, two meetings of the Committee on Strategic Alternatives, and three meetings of the Nominating Committee during the year ended December 31, 2007. Also, the entire Board continues to work together to provide an expanded and ongoing effort relating to the responsibilities of the Committee on Strategic Alternatives. The Board of Directors met eight times during the year ended December 31, 2007. Each director attended all of the meetings of the Board of Directors and committees of the Board of Directors on which he served.

     Independent directors meet in executive session (where no members of management shall be present) at least once annually.

     With the exception of Mr. Yurkovic, the Company's Acting CEO, each of the members of the Company's Board of Directors is considered "independent" within the meaning of the rules of the American Stock Exchange and the Securities and Exchange Commission.

Communication with Directors
----------------------------
     The Company's Annual Meeting of Stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Company's Board of Directors on matters relevant to the Company. Each of the Company's directors is requested to personally attend the Annual Meeting of Stockholders. All of the Company's directors attended the Company's 2007 Annual Meeting of Stockholders and are expected to attend the 2008 Annual Meeting of Stockholders. In addition, stockholders may, at any time, communicate in writing with the Chairman of the Nominating Committee, or non-management directors as a group, by sending such written communication to the attention of Chairman, Nominating Committee, at the Company's address at Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040, (fax (610) 252-3102).

     Copies of written communications received at such address will be provided to the Chairman of the Nominating Committee or the non-management directors as a group unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company's business, or communications that relate to improper or irrelevant topics.

                         ------------------------------


                            COMPENSATION OF DIRECTORS

     Directors who are also employees of the Company receive no additional remuneration for their services as directors. The Chairman of the Board of Directors and other non-employee directors receive an annual retainer of $24,000 and $12,000, respectively; a fee of $1,500 for each Board meeting attended; a fee of $600 per day for all Company-related activities undertaken at the request of the Chairman of the Board or the Chief Executive Officer of the Company; and a fee of $300 per interview for all Company-related activities undertaken in connection with interviewing qualified candidates to fill vacancies in key positions within the Company.

     The Chairman of the Audit Committee receives an annual retainer of $5,000, and directors are paid for serving on Committees of the Board of Directors. Non-employee directors serving on Committees of the Board of Directors receive meeting fees of $1,500 for Audit Committee Meetings and $1,000 for all other Committee Meetings of the Board of Directors. Directors are also reimbursed for their customary and usual expenses incurred in attending Board and Committee Meetings including those for travel, food, and lodging.

                                                     DIRECTOR COMPENSATION TABLE
                                                 FOR THE YEAR ENDED DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Change in
                                                                                    Pension Value
                                                                                        and
                                  Fees                                              Nonqualified
                                Earned or                           Non-Equity        Deferred
                                 Paid in     Stock      Option    Incentive Plan    Compensation       All Other
                                  Cash       Awards     Awards     Compensation       Earnings       Compensation       Total
      Name                         ($)        ($)        ($)           ($)              ($)               ($)            ($)
----------------------------------------------------------------------------------------------------------------------------------
Robert J. Blyskal               $  29,000      -          -             -                -                 -          $  29,000
L. Jack Bradt (1)                  22,000      -          -             -                -                 -             22,000
Theodore W. Myers                  45,000      -          -             -                -                 -             45,000
Anthony W. Schweiger               38,000      -          -             -                -                 -             38,000
Samuel L. Torrence                 31,400      -          -             -                -                 -             31,400
Leonard S. Yurkovic (2)             2,000      -          -             -                -                 -              2,000
                             -----------------------------------------------------------------------------------------------------
  Total                         $ 167,400      -          -             -                -                 -          $ 167,400
                             =====================================================================================================
----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Bradt served on the Board of Directors of the Company until his retirement from the Board of Directors in August 2007.

(2) Mr. Yurkovic received compensation for director's fees prior to his appointment as Acting CEO of the Company on March 1, 2007. He is not eligible for director compensation while in this position.

                         ------------------------------


     Options outstanding at December 31, 2007 pertaining to the Company's directors are as follows:

----------------------------------------------------------------------------------------------------------
                                             Number of         Number of
                                            Securities         Securities
                                            Underlying         Underlying
                                            Unexercised       Unexercised
                                              Options           Options          Option
                                                (#)               (#)           Exercise       Option
                                 Grant      ---------------------------------     Price      Expiration
       Name                      Date       Exercisable      Unexercisable         ($)          Date
---------------------------------------------------------------------------------------------------------
Robert J. Blyskal                  -             -                 -                -             -
Theodore W. Myers                  -             -                 -                -             -
Anthony W. Schweiger               -             -                 -                -             -
Samuel L. Torrence                 -             -                 -                -             -
Leonard S. Yurkovic                -             -                 -                -             -
---------------------------------------------------------------------------------------------------------

     There are no options outstanding at December 31, 2007 pertaining to the Company's directors.

                         ------------------------------

NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORTS OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH ON PAGE 29 SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                          REPORT OF THE AUDIT COMMITTEE


     The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for Audit Committee members contained in the applicable rules of the Securities and Exchange Commission and standards of the American Stock Exchange. The Audit Committee acts under a Charter adopted by the Board. A copy of the Charter is attached to this Proxy Statement as Appendix C.

     Management is responsible for the Company's internal controls and the financial reporting process. KPMG LLP, the Company's independent registered public accountants, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In performing these responsibilities, the Audit Committee reviewed and discussed the Company's audited consolidated financial statements with management and KPMG LLP. The Audit Committee discussed with KPMG LLP matters required to be discussed by all relevant professional and regulatory standards. KPMG LLP also provided to the Audit Committee the letter and written disclosures required by all relevant professional and regulatory standards, and the Audit Committee discussed with KPMG LLP the matter of the firm's independence.

     Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission.

Current Members of the Audit Committee:   Former Members of the Audit Committee:
     Ronald J. Izewski, Chairman              Robert J. Blyskal
     Theodore W. Myers                        L. Jack Bradt
     Robert J. Schwartz                       Anthony W. Schweiger

     Mr. Bradt, a former director of the Company, served on the Audit Committee until his retirement in August 2007. Messrs. Blyskal and Schweiger, former directors of the Company, served on the Audit Committee until their resignations in April 2008, at which time Messrs. Izewski and Schwartz became members of the Audit Committee.


                         ------------------------------


                             EXECUTIVE COMPENSATION

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is currently comprised of Mr. Torrence, Chairman, and Messrs. Myers and Schwartz. Mr. Torrence became a member of the Compensation Committee in March 2007 and Chairman of the Compensation Committee in August 2007. Mr. Bradt, a former director of the Company, served on the Compensation Committee until his retirement in August 2007. Mr. Bradt was formerly the CEO of the Company until his retirement from that position in 1987. Mr. Schweiger, a former director of the Company, served on the Compensation Committee until his resignation in April 2008, at which time Mr. Schwartz became a member of the Compensation Committee. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                      COMPENSATION DISCUSSION AND ANALYSIS


1.   Executive Compensation Program Philosophies and Objectives
     ----------------------------------------------------------

     Paragon's executive compensation program is based on the following philosophies and objectives:

     o The Compensation Committee (for purposes of this Executive Compensation section, the "Committee") of the Board of Directors is responsible for establishing the Company's executive compensation program, subject to final approval by the Company's Board of Directors;

     o The executive compensation program should enable Paragon to attract, retain, and motivate individuals with the skills and talent necessary to provide a meaningful contribution to Paragon while reinforcing Paragon's culture and desired behaviors;

     o The executive compensation program should remain competitive with industry and similar sized company compensation programs. To that end, the program should provide "median rewards for median performance" and "superior rewards for superior performance" when measured against appropriate Company targets and comparative groups;

     o Accountability for performance is essential in aligning an executive's interest with those of Paragon's stockholders. Therefore, an executive's compensation package should be largely based on the Company's achievement of specified financial and stockholder return objectives as well as the executive's achievement of specified individual objectives;

     o The executive compensation program should take into account internal equity among the executive officer group. Equity ownership is viewed as a critical component to assure that the executives' Company financial interests are closely aligned with those of the Company stockholders;

     o Executive compensation should be delivered in a mixture of base salary, cash incentive, and health and welfare programs that are effective in retaining high performing executive officers while motivating them to achieve current year business objectives as well as to deliver long-term goals; and

     o The executive compensation program should promote collaboration and teamwork across the Company.

     The Committee selects compensation elements for its executive compensation program with these philosophies and objectives in mind. The executive compensation program reflects that the Company operates with a small team of executives. The executives are given significant and extensive responsibilities that encompass both the Company's strategic plan and direct day-to-day activities in sales, finance, customer communications, product development, marketing, manufacturing, and other similar activities. Additionally, the Committee regularly reviews overall Company performance and individual executive contributions, performance, leadership traits, and representation of the Company.

     Although the Committee believes that employment contracts do not ensure or guarantee that executives' efforts, attention, and commitment are aligned with maximizing the success of the Company and stockholder value, it is recognized that under certain circumstances these contracts are necessary. Currently, there are no employment contracts with any of the executives. The Committee continues to be diligent in considering when employment contracts are necessary and in the best interest of the Company and the Company's stockholders.

2.   Executive Compensation Program Process and Oversight
     ----------------------------------------------------

     The Committee provides advice, direction, and oversight responsibility for the compensation and human resources programs, processes, and functions of Paragon, including establishing a mandatory retirement age for executives and directors. The Committee has the sole authority at the Company's expense, to engage and terminate consulting firms and legal counsel, as the Committee deems advisable, to advise the Committee with respect to executive compensation and human resource matters, including the sole authority to approve the consultant's fees and other engagement terms.

     Paragon's Board of Directors has delegated to the Committee the following responsibilities and authority:

     o The Committee is responsible for developing and endorsing the executive compensation program philosophies and objectives discussed above;

     o   With respect to Paragon's Chief Executive Officer ("CEO"), the
         Committee:

         - Reviews and approves corporate goals and objectives relevant to the compensation of the CEO, annually evaluates the CEO's performance in light of these goals and objectives, and communicates the results to the CEO and the full Board;

         - Recommends (for approval by the independent directors) the CEO's compensation levels (including base salary, cash incentive compensation, and other direct and indirect benefits) based on its evaluation of the CEO; and

         - Considers, among other items, Paragon's performance and relative stockholder return and the value of total compensation to CEO's at comparable companies.

     o The Committee approves compensation for all executives below the level of CEO, including, if applicable, new and amended employment and severance agreements for these executives;

     o The Committee assists the Board of Directors in establishing and periodically updating appropriate base salary and cash incentive compensation;

     o The Committee administers these plans in order to attract, retain, and motivate skilled and talented executives and to align such plans with Paragon's financial performance, business strategies, and growth in stockholder value;

     o The Committee provides necessary determinations in connection with executive compensation to qualify for tax deductions in excess of limitations under applicable regulations, including section 162(m) of the Internal Revenue Code as applicable; and

     o The Committee guides the Board of Directors regarding all elements of appropriate director compensation and human resource matters, including establishing appropriate retirement policies.

     The Committee recognizes the importance of maintaining sound principles for the development and administration of executive compensation and benefit programs and has taken steps that significantly enhance the Committee's ability to effectively carry out its responsibilities and ensure that Paragon's compensation and benefit programs further the philosophies and objectives set forth above. Among other things, the Committee has taken the following actions:

     (1) retained Aon Consulting ("Aon"), independent compensation consultant, in 2005 to advise the Committee on executive compensation and reward issues; and

     (2) implemented a more robust executive performance management process, including annual management-based objectives ("MBOs"), which are reviewed and approved by the Committee, to strengthen the link between executive pay and performance.

     Management's participation in the compensation process is critical in creating an equitably tailored program that is both effective in motivating the executive team and in ensuring that the process appropriately reflects Paragon's culture and current strategies. Each year, Paragon's executives are required to develop a new set of MBOs for themselves and their respective areas of responsibility, consisting of both qualitative and quantitative goals. They are also required to review them with Paragon's CEO. These MBOs must be approved by the CEO and serve as a basis for measuring the amount of cash incentive awards to which each executive is entitled. The process and timing for setting these objectives and assessing performance against these objectives are discussed in detail below.

     The Committee uses the following resources, processes, and procedures to help it effectively perform its responsibilities:

     o Executive sessions, without management present, to discuss various compensation matters, including the compensation of the CEO;

     o Executive sessions with the CEO present to discuss recommendations of the CEO pertaining to executive compensation;

     o An independent executive compensation consultant who advises the Committee from time to time on compensation matters; and

     o A periodic review of all executive compensation and benefit programs for competitiveness, reasonableness, and cost-effectiveness.

     The Committee believes that the total compensation provided to the Company's executives is reasonable and meets the philosophies and objectives of the compensation program for the Company's executives.

Compensation Surveys and Benchmarking
     From time to time, the Committee periodically reviews surveys and benchmarking data consisting of total compensation and each of its elements: base salary and cash incentive compensation. In determining 2007 executive compensation, the Committee targeted executive compensation for executives, at the lower end of the competitive range of survey data of companies from nationally recognized executive compensation surveys.

Principal Components of Executive Compensation
     In the past, executives have been primarily compensated by a combination of base salary and discretionary incentives. The Company is deliberately moving to a managed program more consistent with the stated compensation philosophies and objectives. In the future, executives' total compensation will be more heavily weighted towards performance-based, variable compensation, with annual base salary ranging from 50% to 75% of a Named Executive's total compensation package.

     Although the Committee has not established specific ratios for each of the principal compensation components, it strives to maintain a reasonable and competitive balance between base salary and cash incentive compensation. For compensation setting purposes, each executive is considered individually; however, the same considerations apply to all executives. In setting base salary, the primary factors are the scope of the executive's duties and responsibilities, the executive's performance of those duties and responsibilities, and a general evaluation of the competitive market conditions for similar executives with each of the Company's respective executive's experience.

     The Company also compensates its executives with other customary benefits such as medical coverage, group life insurance, travel accident insurance, disability coverage, and a defined contribution retirement savings plan. The Company does not provide significant perquisites or post-retirement benefits to its executives, such as a defined benefit pension plan.

Base Salary
     The Committee provides base salaries to executive officers to attract and retain talent, provide competitive compensation for the performance of the executives' basic job duties and responsibilities, and recognize individual contributions to the Company's financial performance. The Committee generally targets base salary levels to be at the lower end of the competitive range and, therefore, base salaries are not intended to exceed the median of market data provided by the Company's compensation consultant. Base salaries may be adjusted at the discretion of the Board of Directors based on the recommendation of the Committee. Based on recommendations of the CEO and the Committee's review of the applicable compensation survey data, as discussed above, base salaries of all executive officers for 2007 were set at levels at the lower end of the competitive range. The Committee typically recommends and the Board of Directors sets base salaries at these levels due to differences in revenue size among the companies included in the published survey sources. The Committee believes that the base salaries paid to the Company's executive officers are reasonable and are the primary component of the Company's compensation program.

     On January 1, 2006, Mr. Hoffner was hired as the Company's President and CEO at a salary of $200,000 per annum and subsequently reduced to $155,000. The salary paid to Mr. Hoffner was arrived at through negotiations with Mr. Hoffner and was subsequently adjusted to be equal to the salary paid to each of Messrs. Casey and Lehr, two of the Company's principal executives. On March 1, 2007, Mr. Hoffner resigned from his positions as President and CEO and as a director of the Company.

     Mr. Yurkovic returned to the Company as Acting CEO on March 1, 2007 at a base salary of $10,500 per month and is not eligible for director compensation while in this position. The salary paid to Mr. Yurkovic was arrived at through negotiations with Mr. Yurkovic.

     Changes, if any, to base salaries for all employees generally will take effect on March 1; however, base salaries of executives are also reviewed at the time of a promotion or other change in responsibilities.

     In connection with his change in responsibilities and promotion to Vice President of the Company, effective November 14, 2005, Mr. Lehr received an increase of $5,000 in base salary, bringing his base salary to $155,000. During 2007, Mr. Lehr received no increase in base salary and his base salary remains at $155,000, the per annum rate of pay that was set on November 14, 2005.

     In connection with his change in responsibilities and promotion to Executive Vice President of the Company, effective November 14, 2005, Mr. Casey received an increase of $15,000 in base salary, bringing his base salary to $155,000. Also, effective March 1, 2007, in connection with his change in responsibilities and promotion to President and Chief Operating Officer ("COO") of SI Systems, Mr. Casey received an increase of $20,000 in base salary, bringing his base salary to $175,000.

     During 2007, Mr. Semanick received no increase in base salary and his base salary remains at $124,373, the per annum rate of pay that was set on March 1, 2005.

Bonus Awards
     While the Company implements a more managed program for executive compensation, it has primarily utilized discretionary cash bonus awards to recognize the contributions of selected executives based on the Board of Directors' judgment of the executive's overall performance. When appropriate, the Committee recommends the recipients and amounts of these discretionary cash bonus awards each year for approval by the Board of Directors. Discretionary cash bonuses may vary among executives, with no one executive guaranteed a minimum cash bonus amount. There were no cash bonus awards recommended by the Committee or approved by the Board of Directors during 2007.

Equity Awards
     The Company's stock-based compensation program, the 1997 Equity Compensation Plan ("ECP"), expired in July 2007. Prior to expiration, the ECP provided for grants of stock options, restricted and nonvested stock, and stock appreciation rights to selected employees, key employees who performed valuable services, and directors of the Company. In addition, the ECP provided for grants of performance units to employees and key advisors. There were no equity awards granted during 2007 and no further grants are available under the plan.

     As of December 31, 2007, 7,500 stock options and 7,500 shares of restricted and nonvested stock are outstanding under the plan. All stock options have a term of seven years from the March 8, 2006 date of grant, while the restricted and nonvested shares of stock vest on the four-year anniversary of the March 8, 2006 date of grant.

     The Committee believes that equity awards are an important component of a compensation program because they have the effect of retaining executives and aligning executives' financial interests with the interests of stockholders. Prior to the expiration of the ECP, equity awards were granted from time to time as a component of the compensation program to focus on aspects of performance such as stock price appreciation, total return to stockholders, and increasing longer-term value for stockholders. However, at the Annual Meeting of Stockholders held on August 1, 2007, the stockholders of the Company did not approve the proposed Company's 2007 Equity Incentive Plan.

Other Compensation
     In addition to the compensation described above, executives named in the Summary Compensation Table receive certain other benefits. Such benefits include a monthly auto allowance for executives of $800 for the business usage of personal automobiles and Company contributions under the Company's 401(k) retirement savings plan. Participation in the Company's 401(k) retirement savings plan and Company contributions and benefits related to the retirement savings plan are made available to all of the Company's employees. The costs to the Company associated with providing these benefits for executives named in the Summary Compensation Table are reflected in the "All Other Compensation" column of the Summary Compensation Table.

     The Company also provides other benefits, such as medical coverage, group life insurance, travel accident insurance, and disability coverage, to each executive named in the Summary Compensation Table, which are also provided to all of the Company's employees. The value of these benefits is not required to be included in the Summary Compensation Table because such benefits are made available to all employees. The Company also provides vacation and other paid holidays to all employees, including the executives named in the Summary Compensation Table, which are comparable to those provided by other companies.

Severance
     The Company has an Executive Officer Severance Policy (the "Severance Policy") for an executive without an employment agreement, which applies in the event that an executive is terminated by the Company for reasons other than "cause," as such term is defined in the Severance Policy. The Severance Policy was established to provide a competitive benefit in order to motivate qualified individuals to accept executive positions with the Company. Under the Severance Policy, the CEO will receive 52 week's regular straight-time pay while the other executives will receive one week's regular straight-time pay based on their years of service with the Company in accordance with the following schedule:

----------------------------------------------------------------------------------------------
                                                                              Severance Pay
                             Years of Service                                    (Weeks)
----------------------------------------------------------------------------------------------
  1 year of service or less                                                      13 Weeks
  Greater than 1 year of service, but less than 7 years of service               26 Weeks
  Greater than 7 years of service, but less than 14 years of service             39 Weeks
  Greater than 14 years of service or CEO of the Company                         52 Weeks
----------------------------------------------------------------------------------------------

     During the aforementioned severance payout period, the Company will provide the executive continued medical coverage in accordance with the same terms offered during employment. The Company will also provide executive outplacement services for terminated executives. For additional information concerning the Severance Policy, see "Potential Payments upon Termination or Change in Control" below.

Change in Control
     The Company does not have change-in-control agreements with its executives named in the Summary Compensation Table. However, the provisions of the 1997 Equity Compensation Plan applicable to change in control apply to nonvested stock and stock option grants issued under the Company's 1997 Equity Compensation Plan. Upon a change in control, all nonvested shares subject to forfeiture immediately prior to the change in control will become non-forfeitable and the restrictions and conditions on all outstanding nonvested stock shall immediately lapse, and all outstanding stock options shall automatically accelerate and become fully exercisable. For additional information concerning change in control provisions applicable to nonvested stock and stock option grants issued under the Company's 1997 Equity Compensation Plan, see "Potential Payments upon Termination or Change in Control" below.

Financial Restatement
     The Company does not have a formal policy regarding the effects of a financial restatement on incentive compensation. The Company may, to the extent permitted by applicable law, seek recoupment of incentive compensation, if applicable, paid to any executive where the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement, the executive is found to have engaged in fraud or misconduct that caused or partially caused the need for the restatement, and a lower payment would have been made to the executive based upon the restated financial results. In each such instance, the Company, to the extent practicable, may seek to recover the amount by which the individual executive's incentive compensation for the relevant period exceeded the payment that would have been made based on the restated financial results.

The Company's Practices with Respect to the Granting of Equity Awards
     The Company's stock-based compensation program, the 1997 Equity Compensation Plan, expired in July 2007. No further grants are available under the 1997 Equity Compensation Plan. Prior to the expiration of the 1997 Equity Compensation Plan, equity awards were granted from time to time by the Board of Directors and were based upon the recommendations of the Committee.

     o Timing of Grants. Regularly scheduled meetings of the Board of Directors generally occur in the month of the dissemination of the Company's earnings release for the immediately preceding fiscal quarter. From time to time, equity awards were typically granted at one of these regularly scheduled meetings and, as a rule, further grants were not made for the remainder of the year. On limited occasions, grants may have occurred at other regularly scheduled meetings of the Board of Directors during the year, primarily for approving a compensation package for a newly hired or promoted executive. The timing of such grants was driven solely by the activity related to the need for the hiring or promotion; not the price of the Company's common stock or the timing of any news release of Company information.

     o Option Exercise Price. Historically, the exercise price of a newly granted stock option was at the closing price on the American Stock Exchange on the date of grant.

Stockholding Guidelines
     The Committee also believes that it is in the best interests of stockholders for the Company's directors and executives to own a minimum required amount of the Company's common stock, thereby aligning their interests with the interests of stockholders. Accordingly, on March 8, 2006, the Board of Directors implemented stock ownership guidelines applicable for all of the Company's directors and executives. The current stock ownership guidelines are as follows:

     o The CEO of the Company is required to own at least 15,000 shares of the Company's common stock and all other executives and directors of the Company are required to own at least 10,000 shares of the Company's common stock.

     o The common stock ownership requirement may be reached over a time period not exceeding the later of (1) five years from the March 8, 2006 policy inception date, or (2) five years from the date the director or executive begins his or her tenure as a director or executive with the Company.

     o Directors of the Company are required to make an investment in the Company's common stock prior to or at the time of their election or appointment to the Company's Board of Directors, as long as such purchases do not violate the Company's insider trading policy.

Securities Trading Policy
     Directors, executives, and employees of the Company may not engage in any transaction in which they may profit from short-term speculative swings in the value of the Company's securities. This prohibition includes "short sales" (selling borrowed securities which the seller hopes can be purchased at a lower price in the future) or "short sales against the box" (selling owned, but not delivered securities), and other hedging transactions designed to minimize an individual's risk inherent in owning the Company's common stock. In addition, the securities trading policy is designed to ensure compliance with all insider trading rules.

Perquisites
     The Company does not provide significant perquisites to its executives, nor does it have an executive perquisite program. The Board of Directors and the Committee believe that providing significant perquisites to executives would not be consistent with the Company's overall compensation philosophies and objectives because awarding such perquisites do not necessary align an executive's interest with long-term stockholder value.

Tax Implications of Executive Compensation
     Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 in compensation per year on the amount that the Company may deduct with respect to each of its Named Executives. The limitation does not apply to compensation that qualifies as "performance-based compensation" or falls within other exceptions provided in the statute. However, the Committee retains the discretion to approve elements of compensation for specific executives in the future that may not be fully deductible when the Committee deems the compensation appropriate in light of its philosophies and objectives. The Committee believes that all compensation paid to the executives in 2007 did not exceed the deductible limit and will be deductible for federal income tax purposes.


3.   Report of the Compensation Committee
     ------------------------------------

     The Committee has reviewed and discussed the Compensation Discussion and Analysis for the year ended December 31, 2007 required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis for the year ended December 31, 2007 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007 and in this Proxy Statement.

Current Members of the Compensation Committee:                  Former Member of the Compensation Committee:
     Samuel L. Torrence, Chairman                                    Anthony W. Schweiger
     Theodore W. Myers
     Robert J. Schwartz

     Mr. Torrence became a member of the Compensation Committee in March 2007 and Chairman of the Compensation Committee in August 2007. Mr. Schweiger, a former director of the Company, served on the Compensation Committee until his resignation in April 2008, at which time Mr. Schwartz became a member of the Compensation Committee.

     Set forth below is certain information relating to compensation received by the Company's Principal Executive Officer or PEO (its CEO), Principal Financial Officer or PFO (its Chief Financial Officer), and other most highly compensated executives of the Company in 2007 and 2006 (collectively, the "Named Executives"). No executive has an employment agreement with the Company.

                                                SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------
                                                                   Stock      Option       All Other
           Name and                         Salary       Bonus     Awards     Awards      Compensation       Total
      Principal Positions          Year     ($) (1)       ($)      ($) (2)    ($) (3)        ($) (4)          ($)
----------------------------------------------------------------------------------------------------------------------
Principal Executive
-------------------
Officer
-------
Leonard S. Yurkovic                2007       105,000         -           -         -         24,160         129,160
  Acting CEO (5)                   2006             -         -           -         -              -               -

Principal Executive
-------------------
Officer
-------
Joel L. Hoffner                    2007        38,750         -     (10,427)      542          4,188          33,053
  President and                    2006       155,000         -      10,427     2,709         13,800         181,936
  CEO (6)

Principal Financial
-------------------
Officer
-------
Ronald J. Semanick                 2007       124,373         -       6,256     1,625         14,775         147,029
  Vice President -                 2006       124,373     5,000       5,214     1,354         14,575         150,516
  Finance, Chief Financial
  Officer, and Treasurer
William J. Casey                   2007       172,365         -       6,256     1,625         16,045         196,291
  Executive Vice                   2006       155,000    10,000       5,214     1,354         15,800         187,368
  President (7)
John F. Lehr                       2007       155,000         -       6,256     1,625          9,600         172,481
  Vice President                   2006       155,000         -       5,214     1,354          9,600         171,168
----------------------------------------------------------------------------------------------------------------------

(1) This column includes employee pre-tax contributions to the Company's 401(k) retirement savings plan.

(2) This column reflects the dollar amount recognized for financial accounting reporting purposes for the fiscal years ended December 31, 2007 and 2006, in accordance with SFAS No. 123(R) pursuant to the Company's 1997 Equity Compensation Plan and, therefore, includes amounts from awards granted in and, if applicable, prior to 2006. There were no stock awards during the year ended December 31, 2007, and no further grants are available under the 1997 Equity Compensation Plan. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive.

(3) This column reflects the dollar amount recognized for financial accounting reporting purposes for the fiscal years ended December 31, 2007 and 2006, in accordance with SFAS No. 123(R) pursuant to the Company's 1997 Equity Compensation Plan and, therefore, includes amounts from awards granted in and, if applicable, prior to 2006. There were no stock options granted during the year ended December 31, 2007, and no further grants are available under the 1997 Equity Compensation Plan. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executives. The assumptions used in the calculation of these amounts are described in Note 5 of the Notes to Consolidated Financial Statements included in this Annual Report on Form 10-K.

(4) This column includes the following additional compensation:

------------------------------------------------------------------------------------------------------
                                                       Company          CEO Meals        All Other
                                        Auto        Contributions      and Lodging     Compensation
                                      Allowance     to 401(k) Plan       Expenses          Total
     Name                   Year       ($) (a)         ($) (b)           ($) (c)            ($)
------------------------------------------------------------------------------------------------------
Leonard S. Yurkovic         2007        8,000           4,110             12,050          24,160
                            2006          -               -                    -               -

Joel L. Hoffner             2007        2,400           1,788                  -           4,188
                            2006        9,600           4,200                  -          13,800

Ronald J. Semanick          2007        9,600           5,175                  -          14,775
                            2006        9,600           4,975                  -          14,575

William J. Casey            2007        9,600           6,445                  -          16,045
                            2006        9,600           6,200                  -          15,800

John F. Lehr                2007        9,600             -                    -           9,600
                            2006        9,600             -                    -           9,600
------------------------------------------------------------------------------------------------------

     (a) This column includes monthly auto allowance of $800 for the business usage of personal automobiles.

     (b) This column includes the amounts expensed for financial reporting purposes for Company contributions to the Company's 401(k) retirement savings plan pertaining to basic, matching, and profit sharing contributions. For further information, please refer to the Company's "Employee Benefit Plans" in Note 6 of the Notes to Consolidated Financial Statements included in this Annual Report on Form 10-K.

     (c) This column includes meals and lodging expenses for Mr. Yurkovic while away from his Maryland residence and working at the Company's headquarters in Easton, Pennsylvania.

(5) Mr. Yurkovic rejoined the Company as Acting CEO on March 1, 2007 at a base salary of $10,500 per month and is not eligible for director compensation while in this position.

(6) Mr. Hoffner became President and CEO of the Company on January 1, 2006 and resigned from his positions as President and CEO and as a director of the Company effective March 1, 2007.

(7) Mr. Casey rejoined the Company on December 29, 2003 and became Executive Vice President of the Company on October 14, 2005. Mr. Casey was appointed President and COO of SI Systems effective March 1, 2007, at which time his base salary was increased to $175,000.

                         ------------------------------

                                  GRANTS OF PLAN-BASED AWARDS DURING THE YEAR ENDED
                                                 DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------------------------
                                                    All Other    All Other     Exercise
                                                     Stock        Option         or                     Grant Date
                                                     Awards:      Awards:       Base                    Fair Value
                                                    Number of    Number of      Price       Closing         of
                                                    Shares of    Securities      of        Price on     Stock and
                                                    Stock or     Underlying     Option       Grant        Option
                           Grant      Approval        Units       Options       Awards       Date         Awards
      Name                 Date         Date           (#)          (#)         ($/Sh)       ($/Sh)         ($)
----------------------------------------------------------------------------------------------------------------------
Leonard S. Yurkovic          -            -             -            -             -            -             -

Joel L. Hoffner              -            -             -            -             -            -             -

Ronald J. Semanick           -            -             -            -             -            -             -

William J. Casey             -            -             -            -             -            -             -

John F. Lehr                 -            -             -            -             -            -             -
----------------------------------------------------------------------------------------------------------------------

There were no grants of plan-based awards during the year ended December 31, 2007, and no further grants are available under the 1997 Equity Compensation Plan.


                                      OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------
                              Number of          Number of                                                Market
                             Securities          Securities                               Number of      Value of
                             Underlying          Underlying                               Shares or      Shares or
                             Unexercised        Unexercised                                Units of      Units of
                               Options            Options         Option                  Stock That    Stock That
                                 (#)                (#)          Exercise       Option     Have Not      Have Not
                           -----------------------------------     Price      Expiration    Vested        Vested
          Name             Exercisable (1)   Unexercisable (1)      ($)          Date      (#) (2)       ($) (3)
----------------------------------------------------------------------------------------------------------------------
Leonard S. Yurkovic               -                  -               -             -           -             -

Joel L. Hoffner                   -                  -               -             -           -             -

Ronald J. Semanick               625               1,875           10.01        3/8/13       2,500        17,275

William J. Casey                 625               1,875           10.01        3/8/13       2,500        17,275

John F. Lehr                     625               1,875           10.01        3/8/13       2,500        17,275
---------------------------------------------------------------------------------------------------------------------

(1) This column includes the stock options awarded on March 8, 2006 under the Company's 1997 Equity Compensation Plan. The options have a term of seven years and vest in four equal annual installments beginning on the first anniversary of the date of grant. Thus, at the end of four years the options are fully exercisable. Due to his resignation from the Company effective March 1, 2007, Mr. Hoffner forfeited his 5,000 stock options.

(2) This column includes the nonvested stock awarded on March 8, 2006 under the Company's 1997 Equity Compensation Plan. The nonvested stock grants vest on March 8, 2010, the four-year anniversary of the date of grant. Due to his resignation from the Company effective March 1, 2007, Mr. Hoffner forfeited his 5,000 shares of nonvested stock.

(3) The market value of shares of stock that have not vested was based on the closing market price of the Company's common stock on December 31, 2007 of $6.91 per share.

                                   OPTION EXERCISES AND STOCK VESTED IN THE YEAR ENDED
                                                    DECEMBER 31, 2007
--------------------------------------------------------------------------------------------------------------------
                                         Option Awards                                  Stock Awards
                          --------------------------------------------   -------------------------------------------
          Name               Number of Shares       Value Realized          Number of Shares      Value Realized
                           Acquired on Exercise       on Exercise         Acquired on Vesting       on Vesting
                                    (#)                   ($)                     (#)                   ($)
--------------------------------------------------------------------------------------------------------------------
Leonard S. Yurkovic                  -                     -                       -                     -

Joel L. Hoffner                      -                     -                       -                     -

Ronald J. Semanick                   -                     -                       -                     -

William J. Casey                     -                     -                       -                     -

John F. Lehr                         -                     -                       -                     -
--------------------------------------------------------------------------------------------------------------------

There were no stock options exercised or vesting of stock awards during the year ended December 31, 2007.


                                             PENSION BENEFITS TABLE
----------------------------------------------------------------------------------------------------------
                                                                   Present Value
                                            Number of Years       of Accumulated     Payments During Last
                                  Plan      Credited Service          Benefit              Fiscal Year
            Name                  Name             (#)                  ($)                    ($)
----------------------------------------------------------------------------------------------------------
                     This table has been omitted because it is not applicable to the Company and its Named Executives.

----------------------------------------------------------------------------------------------------------


                                             NONQUALIFIED DEFERRED COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------------
                                          Registrant         Aggregate
                     Executive         Contributions in      Earnings            Aggregate
                   Contributions             Last         in Last Fiscal        Withdrawals/         Aggregate Balance at
                in Last Fiscal Year       Fiscal Year          Year             Distributions         Last Fiscal Year-End
   Name                 ($)                   ($)               ($)                 ($)                       ($)
---------------------------------------------------------------------------------------------------------------------------------
                             This table has been omitted because it is not applicable to the Company and its Named Executives.

---------------------------------------------------------------------------------------------------------------------------------

         POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE
                             AS OF DECEMBER 31, 2007

     The information below describes and estimates certain compensation that would become payable under existing plans and arrangements if the Named Executive's employment had terminated on December 31, 2007, given the Named Executive's compensation and, if applicable, based on the Company's closing stock price on that date. These benefits are in addition to benefits available generally to non-executive employees such as Company contributions under the Company's 401(k) retirement savings plan and accrued vacation pay.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Before Change       After Change
                                                                                in Control         in Control
                                                                              ------------------------------------
                                                                               Termination         Termination
                                                                               w/o Cause or       w/o Cause or
                                                                                 for Good           for Good          Change in
          Name                              Benefit                               Reason             Reason            Control
-----------------------------------------------------------------------------------------------------------------------------------
Leonard S. Yurkovic (1)        Severance pay                                    $        -         $         -     $      -
                               Outplacement services                                     -                   -            -
                               Health care benefits continuation                         -                   -            -
                               Value of nonvested stock subject
                                  to acceleration                                        -                   -            -
                               Value of stock options subject
                                  to acceleration                                        -                   -            -

Joel L. Hoffner (2)            Severance pay                                             -                   -            -
                               Outplacement services                                     -                   -            -
                               Health care benefits continuation                         -                   -            -
                               Value of nonvested stock subject
                                  to acceleration                                        -                   -            -  (3)
                               Value of stock options subject
                                  to acceleration                                        -                   -            -  (4)

Ronald J. Semanick             Severance pay                                       124,373             124,373            -
                               Outplacement services                                10,000              10,000            -
                               Health care benefits continuation                     4,874               4,874            -
                               Value of nonvested stock subject
                                  to acceleration                                        -                   -       17,275  (3)
                               Value of stock options subject
                                  to acceleration                                        -                   -            -  (4)

William J. Casey               Severance pay                                       175,000             175,000            -
                               Outplacement services                                10,000              10,000            -
                               Health care benefits continuation                    10,868              10,868            -
                               Value of nonvested stock subject
                                  to acceleration                                        -                   -       17,275  (3)
                               Value of stock options subject
                                  to acceleration                                        -                   -            -  (4)

John F. Lehr                   Severance pay                                        77,500              77,500            -
                               Outplacement services                                10,000              10,000            -
                               Health care benefits continuation                     4,781               4,781            -
                               Value of nonvested stock subject
                                  to acceleration                                        -                   -       17,275  (3)
                               Value of stock options subject
                                  to acceleration                                        -                   -            -  (4)
-----------------------------------------------------------------------------------------------------------------------------------






                                       26



Item 11.      Executive Compensation (Continued)
              ----------------------

(1) Mr. Yurkovic is not eligible for termination benefits per his employment arrangement with the Company.

(2) Mr. Hoffner resigned from his positions as President and CEO and as a director of the Company effective March 1, 2007 and is no longer eligible for termination benefits.

(3) On March 8, 2006, the Compensation Committee awarded nonvested stock under the 1997 Equity Compensation Plan to Messrs. Hoffner (5,000 shares), Semanick (2,500 shares), Casey (2,500 shares), and Lehr (2,500 shares). The value associated with the accelerated vesting of nonvested stock has been determined based on the closing market price of the Company's common stock on December 31, 2007 of $6.91 per share. Due to his resignation from the Company effective March 1, 2007, Mr. Hoffner forfeited his 5,000 shares of nonvested stock.

(4) The closing market price of the Company's common stock on December 31, 2007 was $6.91 per share, while the exercise price of outstanding stock options is $10.01 per share. Therefore, the stock options are not-in-the-money at December 31, 2007 and would not provide any additional value to the Named Executives. Due to his resignation from the Company effective March 1, 2007, Mr. Hoffner forfeited his 5,000 stock options.

                         ------------------------------


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

     On September 20, 2005, the Board of Directors of the Company, upon the recommendation of the Board's Nominating Committee, unanimously voted to elect Mr. Joel L. Hoffner as a Director of the Company to fill the vacancy created by the resignation of Mr. Steven Shulman on August 8, 2005. Mr. Hoffner had been a consultant to SI Handling Systems, Inc. and Paragon Technologies for various marketing and business evaluation assignments from 1995 through 2005. From September 1, 2005 through December 31, 2005, Mr. Hoffner provided consulting services related to the Company's corporate development pursuant to the terms of a consulting agreement by and between the Company and The QTX Group dated September 1, 2005. In consideration for their services, The QTX Group received $7,500 per month and reimbursement for all reasonable and necessary out-of-pocket expenses directly incurred by Mr. Hoffner during the term of his engagement with the Company. The parties terminated the consulting agreement with The QTX Group on January 1, 2006, the time Mr. Hoffner's appointment as President and Chief Executive Officer of the Company became effective. Consulting expenses associated with The QTX Group in the year ended December 31, 2005 approximated $44,000. Mr. Hoffner resigned from his positions as President and CEO and as a director of the Company effective March 1, 2007.

     On November 15, 2005, the Company announced the repurchase of 100,000 shares (or 2.67%) of its common stock in a private sale transaction for $975,000 (or $9.75 per share) from L. Jack Bradt, a member of the Company's Board of Directors at the time of the transaction. The Company's non-interested Audit Committee members and the Board of Directors approved the repurchase of Mr. Bradt's shares. The closing market price of the Company's common stock on November 14, 2005 was $10.09 per share.

     With the exception of Mr. Yurkovic, the Company's Acting CEO, each of the members of the Company's Board of Directors is considered "independent" within the meaning of the rules of the American Stock Exchange and the Securities and Exchange Commission.

                         ------------------------------

                             Stock Performance Chart
                             -----------------------


     The following graph illustrates the cumulative total stockholder return on the Company's common stock during the years ended December 31, 2007, December 31, 2006, December 31, 2005, December 31, 2004, and December 31, 2003 with comparison to the cumulative total return on the Amex Composite Index, and a Peer Group of Construction and Related Machinery Companies. This comparison assumes $100 was invested on December 31, 2002 in the Company's common stock and in each of the foregoing indexes and assumes reinvestment of dividends.






                           [STOCK PERFORMANCE CHART]














                                    12/31/02  12/31/03  12/31/04  12/31/05  12/31/06   12/31/07
                                    --------  --------  --------  --------  --------   --------
Paragon Technologies, Inc.             100       115       117       117        66         82
(1) Peer Group                         100       139       180       299       287        364
Amex Composite Index                   100       143       175       215       257        299

-----------------------------------

(1) The self-constructed Peer Group of Construction and Related Machinery Companies includes: A.S.V., Inc., Bolt Technology Corporation, Columbus McKinnon Corporation, Industrial Rubber Products, Inc., Lufkin Industries, Inc., Quipp, Inc., and Tesco Corporation. The total returns of each member of the Peer Group were determined in accordance with Securities and Exchange Commission regulations; i.e., weighted according to each such issuer's stock market capitalization.

                         ------------------------------

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS


     Selection of the independent registered public accountants is made solely by the Audit Committee. KPMG LLP ("KPMG") served as the Company's independent registered public accountants for 2007 and 2006. A representative of KPMG is expected to be present at the Annual Meeting of Stockholders and will have an opportunity to respond to appropriate questions of stockholders and make a statement if desired to do so.

     Fees for all services provided by KPMG for the fiscal years ended December 31, 2007 and 2006 were as follows:

-------------------------------------------------------------------------------------------------
              Category of Services                     2007                       2006
-------------------------------------------------------------------------------------------------
Audit fees (1)                                      $ 166,800                    129,800
Audit-related fees (2)                                      -                          -
                                                -------------------        ------------------
   Total audit and audit-related fees                 166,800                    129,800
Tax fees (3)                                           64,000                     68,150
All other fees (4)                                          -                          -
                                                -------------------        ------------------
   Total fees                                       $ 230,800                    197,950
                                                ===================        ==================
-------------------------------------------------------------------------------------------------

(1)  Audit Fees
     ----------
     This category includes fees for professional services rendered in connection with the audit of financial statements included in the Company's Form 10-K and review of financial statements included in the Company's Forms 10-Q and all other SEC regulatory filings.

(2)  Audit-Related Fees
     ------------------
     KPMG did not provide audit-related services for the Company in 2007 and 2006.

(3)  Tax Fees
     --------
     This category includes fees for services rendered in 2007 and 2006 in connection with tax compliance and tax consultation services related to the Company's annual federal and state tax returns.

(4)  All Other Fees
     --------------
     No other fees were charged by KPMG to the Company in 2007 and 2006 other than those referenced above.


Fee Approval Policy
-------------------
     In accordance with the Company's Audit Committee Charter, the Audit Committee approves in advance any and all audit services, including audit engagement fees and terms, and non-audit services provided to the Company by its independent registered public accountants (subject to the de minimus exception for non-audit services contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended), all as required by applicable law or listing standards. The independent registered public accountants and the Company's management are required to periodically report to the Audit Committee the extent of services provided by the independent registered public accountants and the fees associated with these services. Specific services being provided by the Company's independent registered public accountants are regularly reviewed in accordance with the pre-approval policy. All services rendered by KPMG are permissible under applicable laws and regulations, and the Audit Committee pre-approved all audit, audit-related, and non-audit services performed by KPMG during 2007.

                         ------------------------------

                           2009 STOCKHOLDER PROPOSALS


     Appropriate stockholder proposals and nominations of directors which are intended to be presented at the 2009 Annual Stockholders' Meeting must be received by the Company no later than March 6, 2009, in order to be included in the 2009 proxy materials.

     With respect to stockholder proposals and nominations of directors not included in the Company's proxy statement, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Bylaws (the "Bylaw Deadline"). Under the Company's Bylaws, in order to be deemed properly presented, notice must be delivered to the Secretary of the Company at the principal executive offices of the Company no less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's Annual Meeting. If the date of next year's Annual Meeting is earlier than July 9, 2009 or later than October 7, 2009, however, your written notice of intent must be delivered between the 120th day before next year's Annual Meeting and the later of the 90th day before next year's Annual Meeting, or the 10th day after the Company's first public announcement of next year's Annual Meeting date. The stockholder's notice must set forth the information required by the Bylaws.

     If the Board of Directors decides to propose, for next year's Annual Meeting, an increase in the number of directors, the advance notice requirements will differ from those described above solely with respect to nominations of individuals for the new position(s) created by the increase if we fail to make a timely public announcement of the proposal. The Company's public announcement must be made as described in the Company's Bylaws. To be considered timely, the Company's first public announcement of such a proposal must be made at least 70 days prior to the first anniversary of the preceding year's Annual Meeting. If the Company fails to meet the applicable deadline for making a timely public announcement and you would like to nominate individuals for the new position(s) created by the increase, you must deliver your written notice of intent by no later than the 10th day after the Company's first public announcement. Your written notice of intent may nominate individuals only for new position(s) created by the increase, and must contain the information required by the Bylaws.

     The Company may utilize discretionary authority conferred by proxy voting on any proposals not included in the Company's proxy if the stockholder does not give the Company notice of such matter by May 20, 2009. Proxy proposals are to be sent to the attention of Corporate Secretary, Paragon Technologies, Inc., 600 Kuebler Road, Easton, PA 18040.

                         ------------------------------




           SECTION 16(a) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who beneficially own more than 10% of the Company's common stock (collectively, the "reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based on the Company's records and other information, the Company believes that in 2007 all of the Company's directors and executive officers met all applicable Section 16(a) filing requirements.


                         ------------------------------

                                  OTHER MATTERS


Expenses of Solicitation
------------------------

     The Company may pay brokers, nominees, fiduciaries, or other custodians for their reasonable expenses in sending proxy materials to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies primarily by mail, but directors, officers, and regular employees of the Company may also solicit in person, by telephone, telegraph, or telefax.


Code of Conduct
---------------

     The Company has a Code of Business Conduct and Ethics which can be viewed on the Company's website at www.ptgamex.com. The Company requires all employees, officers, and directors to adhere to this Code in addressing the legal and ethical issues encountered in conducting their work. The Code of Business Conduct and Ethics requires that the Company's employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in the Company's best interests. The Company's Code of Business Conduct and Ethics is intended to comply with Item 406 of the SEC's Regulation S-K and the rules of the American Stock Exchange.

     The Code of Business Conduct and Ethics includes procedures for reporting violations of the Code, which are applicable to all employees. The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Code of Business Conduct and Ethics also includes these required procedures.


Other Items of Business
-----------------------

     As of the date of this Proxy Statement, management has no knowledge of any matters to be presented at the Annual Meeting of Stockholders other than those referred to above. If any other matters properly come before the Annual Meeting of Stockholders, the persons named in the accompanying form of proxy intend to vote such proxy in accordance with their best judgment.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY STOCKHOLDER, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2007. REQUESTS SHOULD BE DIRECTED TO THE CORPORATE SECRETARY, PARAGON TECHNOLOGIES, INC., 600 KUEBLER ROAD, EASTON, PA 18040.


                         ------------------------------

                                                                      Appendix A
                                                                      ----------


                           PARAGON TECHNOLOGIES, INC.
                               BOARD OF DIRECTORS

                         COMPENSATION COMMITTEE CHARTER


I.       PURPOSE

         The primary function of the Compensation Committee is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities with respect to all types of compensation of the directors, officers, and employees of the Corporation.

         The Compensation Committee's compensation policies with respect to the Corporation's executive officers are based on the principles that compensation should, to a significant extent, be reflective of the financial performance of the Corporation, align the interests of the Corporation's management with the interests of its stockholders, and that a portion of executive officers' compensation should provide long-term incentives. The Compensation Committee seeks to have executive compensation set at levels that are sufficiently competitive so that the Corporation may attract, retain, and motivate high quality executives to contribute to the Corporation's success. In assessing overall compensation for executive officers, the Compensation Committee considers the Corporation's performance and industry position, general industry data, and the recommendations of third-party consultants.


II.      COMPOSITION

         The Compensation Committee consists of two or more independent members of the Board of Directors. Every member of the Compensation Committee shall be an "outside director" as such term is used in U.S. Internal Revenue Regulation 1.162-27 (e), as modified or supplemented from time to time; provided, that one (but no more than one) member of the Compensation Committee may be a non-independent director, provided that the Board determines the appointment of such non-independent director to the Compensation Committee is in the best interests of the Corporation and its stockholders, and the Board discloses the reasons for that determination in the Corporation's next annual proxy statement.

         The members of the Compensation Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Compensation Committee is elected by the full Board, the members of the Compensation Committee may designate a Chairman of the Compensation Committee by majority vote of the full Compensation Committee Membership.


III.     MEETINGS

         The Compensation Committee shall meet at least two times annually, or more frequently as circumstances dictate. A majority of the members of the Compensation Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Compensation Committee should be recorded by the Secretary to the Compensation Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Compensation Committee.

The Compensation Committee may also act by unanimous written consent without a meeting. The Compensation Committee should meet at least annually with the Chief Executive Officer of the Corporation.


IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Compensation Committee shall:

         A. coordinate the Board's role in establishing performance criteria for the Chief Executive Officer and evaluate his performance annually;

         B. review and recommend to the Board the annual salary, bonus, equity awards, stock options, and other benefits, direct and indirect, of the Corporation's Chief Executive Officer;

         C. review the salaries, bonuses, and benefits of the Corporation's executives, as established by the Chief Executive Officer, and, upon the recommendation of the Chief Executive Officer and taking into consideration such other factors as the Committee believes appropriate, recommend to the Board equity awards, stock options, and other incentive compensation for Corporation employees;

         D. review and recommend to the Board the terms of any employment agreement executed by the Corporation with an executive officer of the Corporation;

         E. review and recommend to the Board new executive compensation programs; review annually the operation of the Corporation's executive compensation programs to determine whether they are properly coordinated and achieving their intended purpose(s); establish and periodically review policies for the administration of executive compensation programs; and take steps to ensure that the Corporation's executive compensation programs comport with the Compensation Committee's compensation philosophy stated above;

         F. assess succession planning for the Corporation's Chief Executive Officer; and

         G. review and recommend to the Board the appropriate structure and amount of compensation for the members of the Board.


V.       REPORTING RESPONSIBILITY

         The minutes of the Compensation Committee reflecting, among other things, all actions taken by the Compensation Committee, shall be distributed to the Board at the next Board meeting following the meeting of the Compensation Committee that is the subject of such minutes.

         In addition, matters within the responsibility of the Compensation Committee may be discussed by the full Board from time to time during the course of the year.

                                                                      Appendix B
                                                                      ----------


                           PARAGON TECHNOLOGIES, INC.
                               BOARD OF DIRECTORS

                          NOMINATING COMMITTEE CHARTER


I.       ORGANIZATION

         Membership
         ----------

         The Nominating Committee shall consist of two or more independent directors, in accordance with Securities and Exchange Commission ("SEC") and American Stock Exchange ("AMEX") rules. In addition to the independent directors, if the Nominating Committee consists of three or more directors, at least two of whom are independent, the Nominating Committee may include one member who is not independent pursuant to AMEX rules.

         Membership on the Nominating Committee shall be determined annually by the Board upon the recommendation of the Nominating Committee. Unless a Chairman of the Nominating Committee is elected by the full Board, the members of the Nominating Committee may designate a Chairman of the Nominating Committee by majority vote of the full Nominating Committee Membership. A Secretary of the Nominating Committee shall be selected by the Chairman of the Nominating Committee. Should any member of the Nominating Committee cease to be independent, such member shall immediately resign his or her membership on the Nominating Committee. The Board of Directors may remove a member of the Nominating Committee. In case of a vacancy on the Nominating Committee, the Board may appoint an independent director to fill the vacancy for the remainder of the term.

         Meetings
         --------

         The Nominating Committee shall meet at least once each year. Additional meetings may be scheduled as needed and may be called by the Chairman of the Nominating Committee. A majority of the members of the Nominating Committee shall constitute a quorum for the transaction of business. Minutes shall be recorded by the Secretary to the Nominating Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Nominating Committee. The Nominating Committee may also act by unanimous written consent without a meeting.


II.      BASIC FUNCTION AND PURPOSE

         The Nominating Committee shall recommend the nomination of Company directors to be nominated by the Board of Directors for election by the stockholders. In the case of vacancies to the Board, the Nominating Committee shall recommend the nomination of directors to be elected by the Board.


III.     RESPONSIBILITIES

         The Nominating Committee, in consultation with the Chairman of the Board and the Chief Executive Officer, shall:

          1. Review and make recommendations on the range of skills and expertise which should be represented on the Board, and the eligibility criteria for individual Board and committee membership. In the case of potential independent director candidates, such eligibility criteria shall be in accordance with SEC and AMEX rules.

          2. Review and recommend to the Board the appropriate structure of the Board.

          3. Identify and recommend potential candidates for election or re-election to the Board.

          4. Develop policies and procedures for consideration of Board nominees recommended by stockholders.

          5. Have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm, fees, and other retention terms.

          6. Review and recommend to the Board the appropriate structure of Board committees, recommend committee assignments, and the position of chairman of each committee. Review and make recommendations to the Board on the Company's efforts to promote diversity among directors.

          7. Have authority to delegate any of its responsibilities to subcommittees or individuals as the Nominating Committee deems appropriate.

          8. Have authority to obtain advice and assistance from internal and external legal, accounting, or other advisors.

          9. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

          10.     Annually evaluate its own performance.

         The Nominating Committee's authority and responsibilities shall not deprive the right to determine nominations where that right legally belongs to a third party.


IV.      REPORTING RESPONSIBILITY

         All action taken by the Nominating Committee shall be reported to the Board at the next Board meeting following such action.

         In addition, nomination matters may be discussed in executive session with the full Board during the course of the year.

                                                                      Appendix C
                                                                      ----------


                           PARAGON TECHNOLOGIES, INC.
                               BOARD OF DIRECTORS

                             AUDIT COMMITTEE CHARTER


I.       PURPOSE

                  The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: 1) the financial reports and other financial information provided by the Corporation to any governmental body or the public; 2) the Corporation's systems of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established; and 3) the Corporation's accounting, financial, and business reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures, and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         A. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems.

         B. Review and appraise the audit efforts of the Corporation's independent auditors.

         C. Provide an open avenue of communication among the independent auditors, financial, and senior management, and the Board of Directors.

                  The Audit Committee does not plan or conduct audits, prepare the Corporation's financial statements, nor does it determine that the Corporation's financial statements and disclosures are complete, accurate, and in accordance with U.S. generally accepted accounting principles and applicable rules and regulations. These functions are the responsibility of Corporation management and the independent auditor.

                  The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.


II.      COMPOSITION

                  The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall (i) be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee,
(ii) meet the independence requirements of Section 10A(m)(3) of the Securities and Exchange Act of 1934 (the "Exchange Act") and the rules and regulation of the Commission, (iii) meet the independence and financial literacy requirements of the listing standards of the American Stock Exchange, as modified or supplemented from time to time. If a member of the Audit Committee ceases to be independent in accordance with the requirements of the Exchange Act and the corresponding provisions of the listing standards of the American Stock Exchange for reasons outside the member's reasonable control, that person, with prompt notice to the Exchange, may remain an audit committee member in accordance with the listing standards of the American Stock Exchange. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including balance sheets, income statements, and cash flow statements, and at least one member of the

Audit Committee shall be financially sophisticated as defined in the listing standards of the American Stock Exchange. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

                  The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Audit Committee is elected by the full Board, the members of the Audit Committee may designate a Chairman of the Audit Committee by majority vote of the full Committee Membership.


III.     MEETINGS

                  The Audit Committee shall meet on at least a quarterly basis, or more frequently as circumstances dictate. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Audit Committee should be recorded by the Secretary to the Audit Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Audit Committee. The Audit Committee may also act by unanimous written consent without a meeting. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chairman, or his designee, should meet with the independent auditors and management quarterly to review the Corporation's financials consistent with Section IV.4. below. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.


IV.      RESPONSIBILITIES AND DUTIES

                  To fulfill its responsibilities and duties, the Audit Committee shall:

         Documents/Reports Review
         ------------------------

                   1. Review and update this Charter periodically, at least annually, as conditions dictate.

                   2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

                   3. Review with financial management and the independent auditors the Form 10-Q and Form 10-K prior to its filing or prior to the release of earnings. The Chairman of the Audit Committee, or his designee, may represent the entire Audit Committee for purposes of this review.

                   4. Discuss with management the Corporation's earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

                   5. Review disclosures made to the Audit Committee by the Corporation's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

         Independent Auditors
         --------------------

                   6. The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to stockholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

                   7. The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

                   8. Review and discuss reports from the independent auditors on:

                             a. All critical accounting policies and practices
to be used.

                             b. All alternative treatments of financial
information within U.S. generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

                             c. Other material written communications between
the independent auditor and management, such as any management letter or schedule of unadjusted differences.

                   9. Review the independence, performance, and qualifications of the independent auditors at least annually. As part of such review, the Audit Committee shall obtain and review a report from the independent auditors at least annually regarding:

                             a. the independent auditors' internal
quality-control procedures,

                             b. any material issues raised by the most recent
internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and

                             c. any steps taken to deal with any such issues.

                   10. Require the independent auditors to submit annually to the Audit Committee a formal written statement, delineating all relationships between the independent auditors and the Corporation in accordance with Independence Standards Board (ISB) Standard No. 1. Actively engage in a dialogue with the independent auditors about any relationships or services that could impact their objectivity and independence. Take appropriate action in response to the independent auditors' report regarding their independence.

                   11. Periodically consult with the independent auditors, out of the presence of management, about internal controls and the fullness and accuracy of the Corporation's financial statements.

                   12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

                   13. Recommend to the Board policies for the Corporation's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation.

         Financial Reporting Processes
         -----------------------------

                   14. In consultation with the independent auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

                   15. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

                   16. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

         Process Improvement and Business Controls
         -----------------------------------------

                   17. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements, and the view of each as to appropriateness of such judgments.

                   18. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

                   19. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

                   20. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

                   21. Establish regular and separate systems of reporting to the Audit Committee by management regarding controls and operations of the Corporation's business units, if applicable, with particular emphasis on risk and profitability.

                   22. Establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         Ethical and Legal Compliance
         ----------------------------

                   23. Establish, review, and update periodically a Code of Business Conduct and Ethics, and ensure that management has established a system to enforce this Code.

                   24. Review management's monitoring of the Corporation's compliance with the Corporation's Code of Business Conduct and Ethics, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

                   25. Review with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

                   26. Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

                   27. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                   28. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting, or other advisors. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

                   29. Review and approve any transactions between the Corporation and its officers, directors, or 5% stockholders which would be reportable in the Corporation's proxy statement.


V.       REPORTING RESPONSIBILITY

                   The minutes of the Audit Committee reflecting, among other things, all actions taken by the Audit Committee, shall be distributed to the Board at the next Board meeting following the meeting of the Audit Committee that is the subject of such minutes.

                   The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

                   In addition, matters within the responsibility of the Audit Committee may be discussed by the full Board from time to time during the course of the year.

                        ANNUAL MEETING OF STOCKHOLDERS OF
                           PARAGON TECHNOLOGIES, INC.
                                 August 8, 2008







                           Please sign, date and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.




     Please detach along perforated line and mail in the envelope provided.


------------------------------------------------------------------------------------------------------------------------------------

                                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
    PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

------------------------------------------------------------------------------------------------------------------------------------

1.  ELECTION OF DIRECTORS:                                                      2.  In their discretion, the Proxies are authorized
                                                                                    to vote upon such other matters as may properly
                                          NOMINEES:                                 come before the meeting or at any adjournments
     /__/ FOR ALL NOMINEES                                                          thereof.
                                            /__/  Ronald J. Izewski
                                            /__/  Theodore W. Myers                         FOR        AGAINST       ABSTAIN
     /__/ WITHHOLD AUTHORITY                /__/  Robert J. Schwartz                        /__/        /__/           /__/
          FOR ALL NOMINEES                  /__/  Samuel L. Torrence
                                            /__/  Leonard S. Yurkovic

     /__/ FOR ALL EXCEPT
          (See instructions below)
                                                                                PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD
                                                                                PROMPTLY USING THE ENCLOSED ENVELOPE.







     INSTRUCTION: To withhold authority to vote for any individual nominee(s),
     -----------  mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as shown here: / X /
                                                               ---
      -------------------------------------------------------------------------

                                                                                MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. /_/


     -------------------------------------------------------------------------
     To change the address on your account, please check the box at |_| right                                  /__/
     and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
     -------------------------------------------------------------------------

                         ----------------           ----------                              ----------------           ----------
Signature of Stockholder                      Date:                Signature of Stockholder                      Date:
                         ----------------           ----------                              ----------------           ----------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                           PARAGON TECHNOLOGIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Theodore W. Myers and Ronald J. Semanick, or either of them acting in the absence of the other, as proxy holders, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Paragon Technologies, Inc., held of record by the undersigned on June 20, 2008, at the Annual Meeting of Stockholders to be held on August 8, 2008, at 9:30 a.m., local time, or at any adjournments thereof.

This proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS. This proxy may be voted, in the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournments thereof. The Board of Directors does not presently know of any other matters to be presented at the Annual Meeting of Stockholders.

Please vote and sign on the other side. No postage is required if this proxy is returned in the enclosed envelope and mailed in the United States.

                (Continued and to be signed on the reverse side)